Exhibit 99.1

Shake Shack Announces Fourth Quarter and Fiscal Year 2024 Financial Results
Financial Highlights for the Fourth Quarter 2024:
▪Total revenue of $328.7 million, up 14.8% versus 2023, including $316.6 million of Shack sales and $12.1 million of Licensing revenue.
▪System-wide sales of $500.7 million, up 13.3% versus 2023.
▪Same-Shack sales up 4.3% versus 2023.
▪Operating income of $10.2 million.
▪Restaurant-level profit(1) of $71.9 million, or 22.7% of Shack sales.
▪Net income of $9.3 million.
▪Adjusted EBITDA(1) of $46.7 million.
▪Net income attributable to Shake Shack Inc. of $8.7 million, or earnings of $0.21 per diluted share.
▪Adjusted pro forma net income(1) of $11.6 million, or earnings of $0.26 per fully exchanged and diluted share.
▪Opened 19 new Company-operated Shacks and nine new licensed Shacks.
Financial Highlights for the Fiscal Year 2024:
▪Total revenue of $1,252.6 million, up 15.2% versus 2023, including $1,207.6 million of Shack sales and $45.0 million of Licensing revenue.
▪System-wide sales of $1,922.7 million, up 13.0% versus 2023.
▪Same-Shack sales up 3.6% versus 2023.
▪Operating income of $3.0 million.
▪Restaurant-level profit(1) of $257.9 million, or 21.4% of Shack sales.
▪Net income of $10.8 million.
▪Adjusted EBITDA(1) of $175.6 million.
▪Net income attributable to Shake Shack Inc. of $10.2 million, or earnings of $0.24 per diluted share.
▪Adjusted pro forma net income(1) of $40.5 million, or earnings of $0.92 per fully exchanged and diluted share.
▪Opened 43 new Company-operated Shacks and 33 new licensed Shacks.
NEW YORK, NY (Business Wire) — February 20, 2025 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the fourth quarter and the fiscal year ended December 25, 2024 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q4 2024 Shareholder Letter.
Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Robert Lynch, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until February 27, 2025 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13750490.
The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Restaurant-level profit, Adjusted EBITDA and Adjusted pro forma net income (loss) are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1

About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 570 locations system-wide, including over 370 in 34 U.S. States and the District of Columbia, and over 200 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com
Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at domestic Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from Company-operated Shacks and licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Restaurant-level profit," a non-GAAP measure, also formerly referred to as Shack-level operating profit, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Restaurant-level profit margin," a non-GAAP measure, also formerly referred to as Shack-level operating profit margin, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairments, loss on disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly reflected to its core operations and may not be indicative of its recurring business operations.

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	December 25 2024	December 27 2023
ASSETS
Current assets
Cash and cash equivalents	$320,714	$224,653
Marketable securities	—	68,561
Accounts receivable, net	19,687	16,847
Inventories	6,014	5,404
Prepaid expenses and other current assets	21,801	18,967
Total current assets	368,216	334,432
Property and equipment, net of accumulated depreciation of $457,186 and $376,760, respectively.	551,600	530,995
Operating lease assets	424,611	398,296
Deferred income taxes, net	341,586	326,208
Other assets	10,958	15,926
TOTAL ASSETS	$1,696,971	$1,605,857
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$23,609	$22,273
Accrued expenses	63,005	54,742
Accrued wages and related liabilities	25,422	20,945
Operating lease liabilities, current	55,739	49,004
Other current liabilities	19,538	17,103
Total current liabilities	187,313	164,067
Long-term debt	246,683	245,636
Long-term operating lease liabilities	494,499	464,533
Liabilities under tax receivable agreement, net of current portion	247,017	235,613
Other long-term liabilities	27,833	26,638
Total liabilities	1,203,345	1,136,487
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of December 25, 2024 and December 27, 2023.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,068,068 and 39,474,315 shares issued and outstanding as of December 25, 2024 and December 27, 2023, respectively.	40	39
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,455,713 and 2,834,513 shares issued and outstanding as of December 25, 2024 and December 27, 2023, respectively.	2	3
Additional paid-in capital	442,993	426,601
Retained earnings	26,984	16,777
Accumulated other comprehensive loss	(1)	(3)
Total stockholders' equity attributable to Shake Shack Inc.	470,018	443,417
Non-controlling interests	23,608	25,953
Total equity	493,626	469,370
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,696,971	$1,605,857

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Fifty-Two Weeks Ended
	December 25 2024		December 27 2023		December 25 2024		December 27 2023
Shack sales	$316,632	96.3%	$275,775	96.3%	$1,207,561	96.4%	$1,046,819	96.3%
Licensing revenue	12,052	3.7%	10,468	3.7%	45,047	3.6%	40,714	3.7%
TOTAL REVENUE	328,684	100.0%	286,243	100.0%	1,252,608	100.0%	1,087,533	100.0%
Shack-level operating expenses(1):
Food and paper costs	88,578	28.0%	80,289	29.1%	339,940	28.2%	305,041	29.1%
Labor and related expenses	85,104	26.9%	78,599	28.5%	338,750	28.1%	304,254	29.1%
Other operating expenses	47,008	14.8%	41,097	14.9%	178,381	14.8%	149,449	14.3%
Occupancy and related expenses	24,047	7.6%	21,162	7.7%	93,069	7.7%	79,846	7.6%
General and administrative expenses	41,099	12.5%	35,816	12.5%	149,047	11.9%	129,542	11.9%
Depreciation and amortization expense	25,809	7.9%	24,538	8.6%	102,468	8.2%	91,242	8.4%
Pre-opening costs	5,118	1.6%	5,128	1.8%	15,547	1.2%	19,231	1.8%
Impairments, loss on disposal of assets, and Shack closures	1,711	0.5%	909	0.3%	32,368	2.6%	3,007	0.3%
TOTAL EXPENSES	318,474	96.9%	287,538	100.5%	1,249,570	99.8%	1,081,612	99.5%
INCOME (LOSS) FROM OPERATIONS	10,210	3.1%	(1,295)	(0.5)%	3,038	0.2%	5,921	0.5%
Other income, net	3,241	1.0%	3,271	1.1%	13,251	1.1%	12,776	1.2%
Interest expense	(512)	(0.2)%	(476)	(0.2)%	(2,045)	(0.2)%	(1,717)	(0.2)%
INCOME BEFORE INCOME TAXES	12,939	3.9%	1,500	0.5%	14,244	1.1%	16,980	1.6%
Income tax expense (benefit)	3,606	1.1%	(5,753)	(2.0)%	3,424	0.3%	(4,010)	(0.4)%
NET INCOME	9,333	2.8%	7,253	2.5%	10,820	0.9%	20,990	1.9%
Less: Net income attributable to non-controlling interests	623	0.2%	30	—%	613	—%	726	0.1%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$8,710	2.6%	$7,223	2.5%	$10,207	0.8%	$20,264	1.9%

Earnings per share of Class A common stock:
Basic	$0.22		$0.18		$0.26		$0.51
Diluted	$0.21		$0.17		$0.24		$0.48
Weighted-average shares of Class A common stock outstanding:
Basic	40,047		39,470		39,830		39,419
Diluted	41,872		43,944		44,203		43,899

(1)As a percentage of Shack sales.

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Fifty-Two Weeks Ended
	December 25 2024	December 27 2023
OPERATING ACTIVITIES
Net income (loss) (including amounts attributable to non-controlling interests)	$10,820	$20,990
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	102,468	91,242
Amortization of debt issuance costs	1,047	1,047
Amortization of cloud computing assets	2,138	1,798
Non-cash operating lease cost	77,432	67,781
Equity-based compensation	15,915	14,888
Deferred income taxes	(1,054)	(9,074)
Non-cash interest	(102)	116
Gain on sale of equity securities	—	(81)
Net amortization of discount on held-to-maturity securities	(440)	(1,620)
Impairments, loss on disposal of assets, and Shack closures	32,368	3,007
Changes in operating assets and liabilities:
Accounts receivable	(2,839)	(2,970)
Inventories	(610)	(1,220)
Prepaid expenses and other current assets	(2,629)	(2,253)
Other assets	(2,896)	(6,307)
Accounts payable	3,356	687
Accrued expenses	6,644	9,513
Accrued wages and related liabilities	4,477	3,328
Other current liabilities	(712)	(2,809)
Operating lease liabilities	(77,167)	(58,216)
Other long-term liabilities	2,939	2,292
NET CASH PROVIDED BY OPERATING ACTIVITIES	171,155	132,139
INVESTING ACTIVITIES
Purchases of property and equipment	(135,499)	(146,167)
Purchases of held-to-maturity securities	—	(94,019)
Maturities of held-to-maturity marketable securities	69,420	27,078
Purchases of equity securities	—	(690)
Sales of equity securities	—	81,478
NET CASH USED IN INVESTING ACTIVITIES	(66,079)	(132,320)
FINANCING ACTIVITIES
Payments on principal of finance leases	(3,964)	(3,272)
Distributions paid to non-controlling interest holders	(482)	(162)
Net proceeds from stock option exercises	1,627	744
Employee withholding taxes related to net settled equity awards	(6,198)	(2,994)
NET CASH USED IN FINANCING ACTIVITIES	(9,017)	(5,684)
Effect of exchange rate changes on cash and cash equivalents	2	(3)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	96,061	(5,868)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	224,653	230,521
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$320,714	$224,653

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the Consolidated Financial Statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company uses the following non-GAAP financial measures: Restaurant-level profit, Restaurant-level profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Restaurant-Level Profit
Restaurant-level profit, also formerly referred to as Shack-level operating profit, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Restaurant-level profit and Restaurant-level profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Restaurant-level profit and Restaurant-level profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Restaurant-level profit and Restaurant-level profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Restaurant-level profit and Restaurant-level profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Restaurant-level profit and Restaurant-level profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Restaurant-level profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Restaurant-level profit and Restaurant-level profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Restaurant-level profit to Income (loss) from Operations, the most directly comparable GAAP financial measure, is set forth below.

Exhibit 99.1

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(dollar amounts in thousands)	December 25 2024	December 27 2023	December 25 2024	December 27 2023
Income (loss) from operations	$10,210	$(1,295)	$3,038	$5,921
Less:
Licensing revenue	12,052	10,468	45,047	40,714
Add:
General and administrative expenses	41,099	35,816	149,047	129,542
Depreciation and amortization expense	25,809	24,538	102,468	91,242
Pre-opening costs	5,118	5,128	15,547	19,231
Impairments, loss on disposal of assets, and Shack closures	1,711	909	32,368	3,007
Adjustment:
Employee benefit charges(1)	—	—	453	—
Restaurant-level profit	$71,895	$54,628	$257,874	$208,229

Total revenue	$328,684	$286,243	$1,252,608	$1,087,533
Less: Licensing revenue	12,052	10,468	45,047	40,714
Shack sales	$316,632	$275,775	$1,207,561	$1,046,819

Restaurant-level profit margin(2)	22.7%	19.8%	21.4%	19.9%

(1)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(2)As a percentage of Shack sales.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA, a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above) excluding equity-based compensation expense, Impairments, loss on the disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to Net income, the most directly comparable GAAP measure, is set forth below.

Exhibit 99.1

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(dollar amounts in thousands)	December 25 2024	December 27 2023	December 25 2024	December 27 2023
Net income	$9,333	$7,253	$10,820	$20,990
Depreciation and amortization expense	25,809	24,538	102,468	91,242
Interest (income) expense, net	474	(562)	1,284	(726)
Income tax expense (benefit)	3,606	(5,753)	3,424	(4,010)
EBITDA	39,222	25,476	117,996	107,496

Equity-based compensation	4,376	3,668	15,915	15,093
Amortization of cloud-based software implementation costs	561	478	2,138	1,798
Impairments, loss on disposal of assets, and Shack closures	1,711	909	32,368	3,007
Restatement costs(1)	778	—	2,378	—
CEO transition costs	38	206	679	206
Employee benefit charges(2)	—	—	453	—
Legal settlements(3)	—	(385)	—	619
Severance	—	—	—	211
Other(4)	8	1,065	3,652	3,386
Adjusted EBITDA	$46,694	$31,417	$175,579	$131,816

Adjusted EBITDA margin(5)	14.2%	11.0%	14.0%	12.1%

(1)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(2)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(3)Expenses incurred to establish accruals related to the settlements of legal matters.
(4)Expenses incurred for professional fees related to non-recurring matters.
(5)Calculated as a percentage of Total revenue, which was $328.7 million and $1,252.6 million for the thirteen and fifty-two weeks ended December 25, 2024, respectively, and $286.2 million and $1,087.5 million for the thirteen and fifty-two weeks ended December 27, 2023, respectively.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income (Loss) and Adjusted Pro Forma Earnings (Loss) Per Fully Exchanged and Diluted Share
Adjusted pro forma net income represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period-over-period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should not be considered alternatives to Net income and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings (loss) attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income attributable to Shake Shack Inc. Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results. A reconciliation of adjusted pro forma net income to Net income attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings per fully exchanged and diluted share are set forth below.

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(in thousands, except per share amounts)	December 25 2024	December 27 2023	December 25 2024	December 27 2023
Numerator:
Net income attributable to Shake Shack Inc.	$8,710	$7,223	$10,207	$20,264
Adjustments:
Reallocation of Net income attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	623	30	613	726
Restatement costs(2)	778	—	2,378	—
CEO transition costs	38	206	679	206
Employee benefit charges(3)	—	—	453	—
Impairment charge and Shack closures(4)	1,191	—	29,348	—
Legal settlements	—	(385)	—	619
Severance	—	—	—	211
Other(5)	8	1,065	3,652	3,386
Tax impact of above adjustments(6)	269	(7,108)	(6,785)	(9,254)
Adjusted pro forma net income	$11,617	$1,031	$40,545	$16,158

Denominator:
Weighted-average shares of Class A common stock outstanding—diluted	41,872	43,944	44,203	43,899
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	2,456	—	—	—
Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted	44,328	43,944	44,203	43,899

Adjusted pro forma loss per fully exchanged share—diluted	$0.26	$0.02	$0.92	$0.37

Exhibit 99.1

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	December 25 2024	December 27 2023	December 25 2024	December 27 2023
Earnings per share of Class A common stock—diluted	$0.21	$0.17	$0.24	$0.48
Non-GAAP adjustments(7)	0.05	(0.15)	0.68	(0.11)
Adjusted pro forma earnings per fully exchanged share—diluted	$0.26	$0.02	$0.92	$0.37

(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income attributable to non-controlling interests.
(2)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(3)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(4)Expenses incurred related to Shack closures during fiscal 2024.
(5)Expenses incurred for professional fees related to non-recurring matters.
(6)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 22.3% and 20.1% for the thirteen and fifty-two weeks ended December 25, 2024, respectively, and 56.8% and 24.5% for the thirteen and fifty-two weeks ended December 27, 2023, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(7)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information.